EXHIBIT 10(n)

(Via Electronic Mail)
                                                      Award Date: August 2, 2001
                                                      Grant No. DMI-9901862
                                                      Amendment No. 001
                                                      Proposal No. DMI-0119741

Mr. J. R. Gaines, Jr.
Vice President
Superconductive Components, Inc.
1145 Chesapeake Avenue
Columbus, OH 43212-2238

Dear Mr. Gaines:

The National Science Foundation hereby awards $300,000 to Superconductive Components, Inc. for additional support described in the request for supplemental support as modified by revised budget dated July 24, 2001.

This project, under the direction of Suvankar Sengupta, is entitled:

"SBIR Phase II: An Advanced Method to Manufacture Continuous Reacted Lengths of BSCCO-2212 Wires."

This award with this amendment totals $699,855 and expires August 31, 2002.

This grant is awarded pursuant to the authority of the National Science Foundation Act of 1950 (42 U.S.C. 1861 et seq.) . This award is made under the SBIR Phase II-B Program. Upon completion of the grant, you must submit a combined Phase II and Phase II-B final report and a commercialization report inclusive of an updated Business Plan.

The Foundation authorizes the awardee to enter into the proposed contractual arrangements and to fund such arrangements with award funds up to the amount indicated in the approved budget. Such contractual arrangements should contain appropriate provisions consistent with the SBIR Grant General Conditions and any special conditions included in this award. Except as modified by this amendment, the grant conditions remain unchanged.

The attached budget indicates the amounts, by categories, on which NSF has based its support. The cognizant NSF program official for this grant is Cheryl F. Albus (703) 292-7051. The cognizant NSF grants official contact is Denise M. Giles (703) 292-8212.



Sincerely,

Andrea R. Kline
Grants Officer



CFDA No: 47.041

                                                                     DMI-9901862
                                                                             001

                             SUMMARY PROPOSAL BUDGET

                                                                                                    FUNDS
                                                                                                    GRANTED
                                                                          PERSON        MOS         BY NSF
                                                              CAL         ACAD          SUMR
A.  (4.00) Total Senior personnel                             10.20       0.00          0.00        $50,370
B.  Other Personnel
     1.  (0.00) Post Doctoral associates                      0.00        0.00          0.00        $0
     2.  (0.00) Other professionals                           0.00        0.00          0.00        $0
     3.  (0.00) Graduate students                                                                   $0
     4.  (0.00) Secretarial-clerical                                                                $0
     5.  (1.00) Undergraduate students                                                              $5,250
     6.  (0.00) Other                                                                               $0
         Total salaries and wages (A+B)                                                             $55,620
C.  Fringe benefits (if charged as direct cost)                                                     $9,455
         Total salaries wages and fringes (A+B+C)
                                                                                                    $65,075
D.  Total permanent equipment                                                                       $0
E.  Travel
     1.  Domestic                                                                                   $2,240
     2.  Foreign                                                                                    $0
F.  Total participant support costs                                                                 $0
G.  Other direct costs
     1.  Materials and supplies                                                                     $27,750
     2.  Publication costs/page charges                                                             $0
     3.  Consultant services                                                                        $0
     4.  Computer (ADPE) services                                                                   $0
     5.  Subcontracts                                                                               $102,877
     6.  Other                                                                                      $0
         Total other direct costs                                                                   $130,627
H.  Total direct costs (A through G)                                                                $197,942
I.   Total indirect costs                                                                           $97,612
J.   Total direct and indirect costs (H+I)                                                          $295,554
K.   Residual funds / Small business fee
     1.  Residual funds (if for further support of current
        projects GPM 252 and 253)                                                                   $0
     2.  Small business fee                                                                         $4,446
L.   Amount of this request (J) or (J-K1+K2)                                                        $300,000